GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Radcom Ltd. (the "Company") is an Israeli corporation which provides innovative service assurance solutions for communications service providers and equipment vendors. The Company specializes in solutions for next-generation networks, both wireless and wireline. The Company's comprehensive solutions are used to prevent service provider revenue leakage and enable management of customer care. The Company's products facilitate fault management, network service performance analysis, troubleshooting and pre-mediation with an OSS/BSS (Operational Support System/ Business Support System). Radcom's shares are listed on the NASDAQ Capital Market.

The Company has a wholly-owned subsidiary in the United States, Radcom Equipment, Inc. (the "U.S Subsidiary"), which was incorporated in 1993 under the laws of the State of New Jersey. The U.S Subsidiary is primarily engaged in the sales and marketing of the Company's products in North America.

In addition, the Company formed in 2010 another wholly-owned subsidiary in Brazil, incorporated under the laws of Brazil, RADCOM do Brasil Comercio, Importacao E Exportacao Ltda. (the "Brazilian Subsidiary"). The Brazilian Subsidiary is primarily engaged in the sales and marketing of the Company's products in Brazil.

b.
The Company has an accumulated deficit of $ 50,415 as of December 31, 2011. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements expected through the end of December 2012. The Company's foregoing estimate is based, among others, on its current backlog and on the positive trends demonstrated in most of the markets in which it operated during 2011. There is no assurance that, if required, the Company will be able to raise additional capital or reduce discretionary spending to provide the required liquidity in order to continue as a going concern, beyond December 31, 2012.